Investment properties	12 Months Ended
Jun. 30, 2022
Investment properties
Investment properties

9. Investment properties

Changes in the Group’s investment properties according to the fair value hierarchy for the years ended June 30, 2022 and 2021 were as follows:

	06.30.2022		06.30.2021
	Level 2	Level 3	Level 2	Level 3
Fair value at the beginning of the year	166,506	146,863	186,087	380,818
Additions	7,358	2,052	444	1,250
Disposals (iii)	(29,116)	-	(35,134)	-
Transfers (iv)	59,506	(63,306)	(3,639)	-
Net gain / (loss) from fair value adjustment	17,466	(883)	18,466	(22,149)
Additions of capitalized leasing costs	23	19	21	15
Depreciation of capitalized leasing costs (i)	(36)	(9)	(11)	(10)
Currency translation adjustment	(4,019)	-	272	(20,304)
Deconsolidation (ii)	-	-	-	(192,757)
Fair value at the end of the year	217,688	84,736	166,506	146,863

(i)	Amortization charges of capitalized leasing costs were included in “Costs” in the Statements of Income (Note 27).
(ii)	As of June 30, 2021, corresponds to IDBD.
(iii)	See Notes 4.A and 4.E to these Consolidated Financial Statements.
(iv)	Includes the transfer from level 3 to level 2 of Costa Urbana, see note below.

The following is the balance by type of investment property of the Group as of June 30, 2022 and 2021:

	06.30.2022	06.30.2021
Leased out farmland	13,672	18,040
Offices and other rental properties	69,797	117,467
Shopping malls	90,142	83,331
Undeveloped parcels of land	127,955	88,851
Properties under development	858	5,680
Total	302,424	313,369

 Certain investment property assets of the Group have been mortgaged or restricted to secure some of the Group’s borrowings and other payables. Book amount of those properties amounts to ARS 2,215 and ARS 2,832 as June 30, 2022 and 2021, respectively.

The following amounts have been recognized in the Statements of Income and Other Comprehensive Income:

	06.30.2022	06.30.2021	06.30.2020
Rental and services income	27,219	18,001	54,509
Direct operating expenses	(9,951)	(7,667)	(22,125)
Development expenses	(186)	(187)	298
Net realized gain from fair value adjustment of investment property (i)(ii)	13,980	17,745	2,793
Net unrealized gain/(loss) from fair value adjustment of investment property	2,603	(21,428)	80,904

(i)

As of June 30, 2022, includes ARS 18 for the sale of Casona Hudson, ARS 83 for the sale of Merlo Land, ARS 75 for the sale of Mariano Acosta Land, ARS 113 for the sale of parking spaces in Libertador building, ARS 5,223 for the sale of Catalinas building’s floors and ARS 8,468 for the sale of República building. As of June 30, 2021, includes ARS 8,911 for the sale of Torre Boston, ARS 8,803 for the sale of Bouchard 710 and ARS 31 for the sale of parking spaces in Bouchard 557. As of June 30 ,2020 includes ARS 8 and ARS 887 for the monetary and non-monetary benefit, respectively, corresponding to the barter transaction related to Caballito Ferro land, ARS 1,413 for the sale of floors 10th and 11th of the office building “200 Della Paolera”, and ARS 485 for the deconsolidation of La Maltería S.A.

(ii)

As of June 30, 2022, ARS (9,513) corresponds to the result for changes in the fair value realized for the year ((ARS 103) from the sale of Casona Hudson, (ARS 22) from the sale of Merlo land, (ARS 25) from the sale of Mariano Acosta land, (ARS 104) from the sale of parking spaces in Libertador 498 building, (ARS 2,733) from the sale of Catalinas building and (ARS 6,526) from the sale of República building) and ARS 23,493 from the result of changes in the fair value made in previous years (ARS 121 from the Casona Hudson sale, ARS 105 from the Merlo land sale, ARS 100 from the Mariano Acosta land sale, ARS 217 from the sale of parking spaces in Libertador 498 building, ARS 7,956 from the sale of Catalinas building’s floors and ARS 14,994 from the sale of República Building). As of June 30, 2021, ARS (2,552) corresponds to the result for changes in the fair value realized for the year ((ARS 1,776) from the sale of Torre Boston, (ARS 771) from the sale of Bouchard 710 and (ARS 25) for the sale of parking spaces in Bouchard 557) and ARS 20,297 from the result of changes in the fair value made in previous years (ARS 10,667 from the Boston Tower sale and ARS 9,574 from the Bouchard 710 and ARS 56 from the Bouchard 557 sale). As of June 30, 2020, ARS 1,641 corresponds to net realized gain from fair value on investment properties for the year (ARS 228 from the sale of the Caballito Ferro land and ARS 1,413 from the sale of the “200 Della Paolera” building) and ARS 1,152 net realized gain from fair value on investment properties in previous years (ARS 667 attributable to the Caballito Ferro land and ARS 485 to the deconsolidation of La Maltería S.A.).

See Note 5 (liquidity schedule) for detail of contractual commitments related to investment properties.

Valuation processes

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

Each business (or operations center, as appropriate) has a team, which reviews the appraisals performed by the independent appraisers (the “review teams”). The review teams: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

Valuation techniques used for the estimation of fair value of the investment property

Agricultural business

For all leases of agricultural land, the valuation was determined using comparable values. Sale prices of comparable properties are adjusted considering the specific aspects of each property, being the most relevant premise the price per hectare.

Urban properties and investments business

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group has a team which reviews the appraisals performed by the independent appraisers (the “review team”). The review team: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

During the annual investment property valuation process, the following circumstances were identified, among other aspects: i) entry into force of the modifications in the urban planning code of the Autonomous City of Buenos Aires (CABA) with the new urban code law sanctioned in November 2020 and which entered into force in February 2021 modifying approximately one third of the current code, ii) new construction potential, iii) consolidation of new paradigms of the sector imposed by the pandemic, the general economic situation and the situation of the real estate sector that make technical, legal or economically viable buildable potentials or surpluses for alternative uses of the entire portfolio of properties.

In this sense, the shopping malls were the most affected by the aforementioned circumstances, taking into account the size of their plots and their unique and strategic locations, considering an alternative potential realization market.

The impact of the pandemic and the long-term closure of shopping malls led to a reconsideration of the possibility of mixed uses in the buildable potentials of such shopping malls, seeking a new centrality and enhancing the attractiveness in replacement of anchor stores.

On the other hand, the analysis of opening towards its surroundings and the generation of open spaces produced a new distribution of the value of the existing square meters, producing a change of focus on how to maximize said surplus square meters.

This led to reevaluate the analysis of the value of surplus square meters that were potentially marketable, (being that historically they were the most profitable), to reconvert them to other complementary uses. The buildable potentials analyzed have unique, irreplaceable locations, with high potentials, feasible realization and very attractive from an economic point of view. As a data, the value of construction during 2020 improved the relationship of the construction cost and its future sale speculation of square meters.

The identified buildable potentials are included in the value of the investment property based on the methodology established for other Level 2 properties:

1.	Patio Bullrich, CABA
2.	Alto Palermo, CABA
3.	Córdoba Shopping, Córdoba
4.	Alto Rosario, Rosario, Santa Fe.
5.	Beruti 3345/47, CABA.

Valuation techniques used for the estimation of fair value of the investment property

The Group has defined valuation techniques according to the characteristics of each property and the type of market in which these assets are located, in order to maximize the use of observable information available for the determination of fair value.

For the Shopping Malls there is no liquid market for the sale of properties with these characteristics that can be taken as a reference of value. Likewise, the Shopping Malls, a business whose revenue is denominated in Argentine Pesos, are highly related to the fluctuation of macroeconomic variables in Argentina, the purchasing power of individuals, the economic cycle of Gross Domestic Product (GDP) growth, the evolution of inflation, among others. Consequently, the methodology adopted by the Group for the valuation of Shopping Malls is the discounted cash flow model (“DCF”), which allows the volatility of the Argentine economy to be taken into account and its correlation with the revenue streams of the Malls and the inherent risk of the Argentine macroeconomy. The DCF methodology contemplates the use of certain unobservable valuation assumptions, which are determined reliably based on the information and internal sources available at the date of each measurement. These assumptions mainly include the following:

•

Future projected income flow based on the current locations, type and quality of the properties, supported by the rental contracts that the Company has signed with its tenants. Because the Company's income arises from the higher value between a Minimum Insured Fixed Value (“VMA”) and a percentage of the sales of the tenants in each Shopping Mall, estimates of the evolution of GDP and Inflation of the Argentine economy provided by external consultants to estimate the evolution of tenant sales, which present a high correlation with these macroeconomic variables. Said macroeconomic projections were contrasted with the projections prepared by the International Monetary Fund (“IMF”), the Organization for Economic Cooperation and Development (“OECD”) and with the Market Expectations Survey (“REM”), which consists of a survey prepared by the Central Bank of the Argentine Republic (“BCRA”) aimed at local and foreign specialized analysts in order to allow a systematic monitoring of the main macroeconomic forecasts in the short and medium term on the evolution of the Argentine economy.

•

The income from all Shopping Malls was considered to grow with the same elasticity in relation to the evolution of the GDP and the projected inflation. The specific characteristics and risks of each Shopping Mall are captured through the use of the historical average EBITDA Margin of each of them.

•	Cash flows from future investments, expansions or improvements in Shopping Mall were not contemplated.
•	Terminal value: a perpetuity calculated from the cash flow of the last year of useful life was considered.
•	The cash flow for concessions was projected until the termination date of the concession stipulated in the current contract.
•

Given the prevailing inflationary context and the volatility of certain macroeconomic variables, a reference long term interest rate in Argentine Pesos is not available to discount the projected cash flows from shopping malls. Consequently, the projected cash flows were dollarized through the future ARS / US$ exchange rate curve provided by an external consultant, which are contrasted to assess their reasonableness with those of the IMF, OECD, REM and the On-shore Exchange Rate Futures Market (ROFEX). Finally, dollarized cash flows were discounted with a long-term dollar rate, the weighted average capital cost rate (“WACC”), for each valuation date.

•	The estimation of the WACC discount rate was determined according to the following components:

a)	United State Governments Bonds risk-free rate;
b)	Industry beta, considering comparable companies from the United States, Brazil, Chile and Mexico, in order to contemplate the Market Risk on the risk-free rate;
c)	Argentine country risk considering the EMBI + Index; and
d)

Cost of debt and capital structure, considering that information available from the Argentine corporate market (“blue chips”) was determined as a reference, since sovereign bonds have a history of defaults. Consequently, and because IRSA CP, based on its representativeness and market share represents the most important entity in the sector, we have taken its indicators to determine the discount rate.

For offices, other rental properties, plot of lands and buildable potentials the valuation was determined using transactions of comparable market assets, since the market for offices and land banks in Argentina is liquid and has market transactions that can be taken as reference. These values are adjusted to reflect differences in key attributes such as location, property size and quality of interior fittings (incidence adjustments). The most significant input to the comparable market approach is the price per square meter that derives from the supply and demand in force in the market at each valuation date.

Since September 2019, the real estate market has faced certain changes in terms of its operation as a consequence of the implementation of regulations applicable to the foreign exchange market. In general terms, the measure adopted on September 1, 2019 by the BCRA sets forth that exporters of goods and services should settle foreign currency from abroad in the local exchange market 5 days after the collection of such funds, at the latest. Furthermore, it provides that legal entities residing in Argentina may buy foreign currency without restrictions for imports or payments of debts on the maturity date thereof, although they shall apply for the BCRA´s prior authorization for the purposes of: buying foreign currency in order to form external assets, prepaying debts, making remittances of profits and dividends abroad or transferring funds abroad. Likewise, pursuant to such regulations, access to the market by natural persons for the purchase of dollars was restricted. Afterwards, the BCRA implemented stricter measures, further limiting access to the foreign exchange market (see Note 33).

From the previous year, it is observed that the purchase and sales transactions for office buildings may be settled in Argentine Pesos (by using an implicit foreign exchange rate higher than the official one) or in dollars. Consequently, the most probable scenario is that any sale of office buildings/reserves be settled in Argentine Pesos at an implicit foreign exchange rate higher than the official one. This is evidenced by the transactions consummated by the Group prior to and after the closing of these financial statements. Therefore, the Group has valued its office buildings, land reserves and buildable potentials in Argentine Pesos at the end of the year considering the situation described above, considering an implicit exchange rate higher than the official one.

In certain situations, it is complex to determine reliably the fair value of developing properties. In order to assess whether the fair value of a developing property can be determined reliably, management considers the following factors, among others:

•	The provisions of the construction contract.
•	The stage of completion.
•	Whether the project / property is standard (typical for the market) or non-standard.
•	The level of reliability of cash inflows after completion.
•	The specific development risk of the property.
•	Previous experience with similar constructions.
•	Status of construction permits.

There were no changes in the valuation techniques during the year.

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

				06.30.22		06.30.21		06.30.20
Description	Valuation technique	Parameters	Range fiscal year 2021 / 2019	Increase	Decrease	Increase	Decrease	Increase	Decrease
Shopping Malls (Level 3)	Discounted cash flows	Discount rate	14.53% / 12.18%	(5,864)	6,890	(6,297)	7,525	(10,474)	12,825
		Growth rate	2.4% / 2.3%	2,636	(2,234)	2,884	(2,414)	4,993	(4,077)
		Inflation	(*)	10,516	(8,704)	13,399	(11,052)	21,803	(17,936)
		Devaluation	(*)	(7,758)	9,482	(7,145)	8,732	(10,136)	12,389

(*) Fiscal year 2022: For the next 5 years, an average ARS / US$ exchange rate with an upward trend was considered, starting at ARS 163.65 (corresponding to the year ended June 30, 2023) and arriving at ARS 622.06 in 2028. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 70.9% (corresponding to the year ended June 30, 2023) and stabilizes at 8.0% after 5 years.

Fiscal year 2021: For the next 5 years, an average ARS / US$ exchange rate with an upward trend was considered, starting at ARS 116.94 (corresponding to the year ended June 30, 2022) and arriving at ARS 376.56 in 2027. In the long term, a nominal devaluation rate of 27.5% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 44.1% (corresponding to the year ended June 30, 2022) and stabilizes at 30.0% after 5 years.

Fiscal year 2020: For the next 5 years, an average ARS / US$ exchange rate with an upward trend was considered, starting at ARS 86.21 (corresponding to the year ended June 30, 2021) and arriving at ARS 243.89 in 2026. In the long term, a nominal devaluation rate of 21.1% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 47.9% (corresponding to the year ended June 30, 2021) and stabilizes at 23.2% after 5 years.

(i)	Considering an increase or decrease of: 100 points for the discount and growth rate in Argentina, 10% for the incidence and inflation and 10% for the devaluation.

Costa Urbana –former Solares de Santa María– Costanera Sur, Buenos Aires City (IRSA)

On December 21, 2021, it was published the law from Buenos Aires City congress approving the Regulations for the development of the property of approximately 70 hectares, owned by the Company since 1997, previously known as “Solares de Santa María”, located in front of the Río de la Plata in the South Coast of the Autonomous City of Buenos Aires, southeast of Puerto Madero. The published law grants a New Standard, designated: “U73 - Public Park and Costa Urbana Urbanization”, which enables the combination of diverse uses such as homes, offices, retail, services, public spaces, education, and entertainment.

IRSA will have a construction capacity of approximately 895,000 sqm, which will drive growth for the coming years through the development of mixed-use projects.

IRSA will destinate 50.8 hectares for public use, which represents approximately 71% of the total area of the property and will contribute with three additional lots of the property, two for the Sustainable Urban Development Fund and one for the Innovation Trust, Science and Technology of the Government of the Autonomous City of Buenos Aires, to which the sum of USD 2 million in cash and the amount of 3,000,000 sovereign bonds (AL35) will also be contributed. Likewise, IRSA will be in charge of the infrastructure and road works on the property and will carry out the public space works contributing up to USD 40 million together with the maintenance of the public spaces assigned for 10 years or until the sum of USD 10 million is completed.

“Costa Urbana” will change the landscape of the City of Buenos Aires, giving life to an undeveloped area and will be in an exceptional property due to its size, location and connectivity, providing the City the possibility of expanding and recovering access to the Río de la Plata coast with areas for walks, recreation, green spaces, public parks and mixed uses.

On October 29, 2021, a notification was received in relation to a collective protective petition requesting the convening of a public hearing prescribed by art. 63 of the Constitution of the City of Buenos Aires and the suspension of the treatment of Bill 1831 - J 2021 (first Instance trail in contentious Administrative and Tax matters No. 10, Sec. 19 - Cause "Civil Association Observatory of the Right to the city and others against GCBA and Others on protection - others" - EXP J-01-00166469-3/2021-0). The Company proceeded to answer the notification on November 12, 2021, requesting its rejection and on March 10, 2022, the court issued a ruling partially upholding the protective petition. On March 15, 2022, IRSA appealed said ruling, as did the Government of the Autonomous City of Buenos Aires, co-defendant in the case. On March 17, 2022, the court granted the appeals in relation and with suspensive effect, of the contested sentence (in accordance with the provisions of Law No. 2145). The matter is to be resolved by the in Administrative, Tax and Consumer Relations Litigation- Room IV.